Exhibit 99.2 Second Quarter 2015

Forward Looking Statement
and Risk Factor
•
This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.
Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
•
S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
•
In addition to the results of operations presented in accordance with Generally Accepted Accounting
Principles (GAAP), S&T management uses and this presentation contains or references certain non-
GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-
GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T
Bancorp, Inc. and subsidiaries.

Corporate Profile 4

Performance Summary *Refer to appendix for reconciliation of Non-GAAP financial measures 5

STBA Investment Thesis
•
Above peer performance
•
Strategic and effective mergers and expansion
•
Demonstrated expense discipline and efficiency
•
Organic growth
•
Excellent asset quality
•
Stable regional economies with long-term
oil and gas benefit

Performance
0.79%
1.12%
1.22%
0.99%
1.21%
Peer*
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
2012
2013
2014
1Q 15**
2Q 15**
**Annualized
Return on Average Assets
* Bank Holding Companies $3-10 Billion of Assets

8 Performance 9.21% 9.71% 7.85% 9.52% Peer* 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 2012 2013 2014 1Q 15** 2Q 15** Return on Average Equity *Bank Holding Companies $3-10 Billion of Assets **Annualized 6.62%

Performance
10.35%
13.94%
14.02%
11.80%
15.79%
Peer*
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2012
2013
2014
1Q 15**
2Q 15**
Return
on
Average
Tangible
Equity
1
1
Refer to appendix for reconciliation of Non-GAAP financial  measures
*
SNL Financial Custom Peer Group Holding Companies $3-10 Billion of Assets
**
Annualized

4,120
4,159
4,533
4,965
5,105
6,134
242
866
126
3,000
3,500
4,000
4,500
5,000
5,500
6,000
6,500
2011
2012
2013
2014
1Q 15
2Q 15
Gateway Bank
Mainline Bank
Integrity Bank
4,527
5,971
Mainline National Bank
acquired
-
March
9,
2012
Northeast Ohio
Loan Production Office
opened
–
August
27,
2012
Gateway Bank acquired
August 13, 2012
Central Ohio
Loan Production Office
opened
–
January
21,
2014
Western New York
Loan Production Office
opened
–
March
23,
2015
Integrity Bank acquired
March 4, 2015
S&T Bank branch opens in
State College, PA
June 18, 2014
Mergers and expansion

Expenses
2.83%
2.61%
2.46%
2.59%
2.35%
Peer*
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
2012
2013
2014
1Q 15**
2Q 15**
Non Interest Expense / Average Assets
**Annualized
*Bank Holding Companies $3-10 Billion of Assets

12 Expenses 65.15% 60.03% 58.67% 62.57% 55.63% Peer* 40% 45% 50% 55% 60% 65% 70% 2012 2013 2014 1Q 15 2Q 15 Efficiency Ratio *Bank Holding Companies $3-10 Billion of Assets

Market Opportunity
MSA
2015
Population
(in thousands)
2015-2020
%
Change
Median HH Income
(in thousands)
Locations
Deposits
(in
millions)
Deposit Market
Share %
Loans
(in millions)
Pittsburgh,
PA
2,361
0.41%
53
26
$1,735
1.8%
$1,860
Indiana,
PA
87
(1.27)%
46
11
$1,212
49.5%
$405
Jefferson-Clarion,
PA
84
(1.05)%
44
8
$572
34.8%
$234
Harrisburg-Carlisle, PA
562
2.04%
58
4
$532
4.4%
$371
Lancaster, PA
534
2.39%
56
3
$171
1.7%
$307
DuBois,
PA
81
(0.57)%
45
2
$163
12.2%
$116
Johnstown,
PA
139
(2.34)%
43
6
$140
5.0%
$73
Altoona, PA
126
(0.85)%
45
1
$60
2.6%
$154
York-Hanover,
PA
441
1.34%
59
1
$42
0.7%
$73
State College, PA
156
1.27%
52
1
New
NA
$27
Akron, OH
706
0.54%
52
1
-
-
$69
Cleveland-Elyra, OH
2,061
(0.25)%
48
-
-
-
$81
Columbus, OH
1,998
3.86%
56
1
-
-
$147
Rochester, NY
1,084
0.98%
53
1
-
-
$37
Buffalo-Cheektowaga-
Niagara
Falls, NY
1,134
0.55%
52
-
-
-
$78
13
1
Micropolitan statistical area
2
Counties not part of an MSA or Micropolitan statistical area
Source: SNL, Nielson, and internal data
Growth
1
2
1

14 Asset quality 0.63% 0.32% 0.39% 0.40% Peer* 0.0% 0.5% 1.0% 1.5% 2.0% 2012 2013 2014 1Q 15 2Q 15 *Bank Holding Companies $3-10 Billion of Assets Non Performing Loans / Total Loans 1.63%

Asset quality
0.78%
0.25%
0.00%
0.10%
0.11%
Peer*
0.0%
0.2%
0.4%
0.6%
0.8%
2012
2013
2014
1Q 15**
2Q 15**
Net Charge Offs / Average Loans
*Bank Holding Companies $3-10 Billion of Assets
**Annualized

Stable regional economies with long-term oil & gas benefit 16 Regional economy

Loan Mix As of 6.30.15 17 Commercial 3,639 76% Consumer 1,159 24% CRE 2,055 56% C&I 1,239 34% Construction 345 10% Home Equity 458 40% Mortgage/Construction 607 52% Other 94 8%

Rate Sensitivity
As of 6.30.15
Loans & Securities
Floating Rate
2,087
37%
ARM/Future
Reset
1,464
26%
Fixed Rate
2,035
36%
Total
5,586
100%
18
Deposits & Borrowings
Floating Rate/Short Wholesale
Liabilities
798
15%
Non-Maturity Variable
Deposits
1,464
26%
Non-Interest Bearing
DDA
1,182
22%
Fixed Rate
1,146
22%
Total
5,300
100%

Senior Management

Name
Title
Years
in Banking
Years with S&T
Todd D. Brice
President &
CEO
30
30
Mark
Kochvar
Chief
Financial Officer
29
23
David G. Antolik
Chief Lending Officer
27
25
Ernest J. Draganza
Chief
Risk Officer
28
23
Patrick J. Haberfield
Chief Credit
Officer
28
5
David P. Ruddock
Chief Operating Officer
30
30
Thomas
J. Sposito, II
Market Executive
30
3
Rebecca
A. Stapleton
Chief
Banking Officer
27
27

Continuous Improvement

Multi-Faceted
Growth
Profit
Improvement
Operational
Effectiveness
Culture
Customer
Experience
Risk
Management
3 mergers since 2012
3 new LPOs in
3 years
State College branch
opened
Closed 4 branches
Converted 2
branches
to drive-ups
Insurance restructure
Wealth Management
restructure
Sold merchant
processing business
Centralized
collections
New floor plan
system
New mortgage
origination system
Replaced computer
network
Wealth Management
system conversion
New deposit
origination platform
Voted Best Place to
Work in PA.
AARP recognition
Organization wide
focus
Marketing rebranding
Branch innovation
center
New training center
Mobile expansion
Balanced risk vs.
reward

Stock Performance
1 YR
3YR
5YR
10YR
STBA
22.28%
20.40%
11.65%
1.27%
NASDAQ Bank
12.91%
19.83%
13.78%
1.85%
KRX-Dow Jones KBW Regional
Bank
15.70%
19.34%
15.81%
NA
S&P 500
7.42%
17.27%
17.31%
7.88%
Institutional Ownership
41.66%
Insider
Ownership
3.88%
Employee 401K
1.63%
Source: Bloomberg
Source: NASDAQ and internal data
Source: SNL
21
S&T Bank
(+19.07%)
KBW Regional Bank
(+13.02)
NASDAQ Bank
(+10.64)
S&P 500 (+5.25)
Stock Price Change (%)
Total Annualized Shareholder Return
Includes reinvested dividends (Data as of 06.30.15)

Lines of Business
Commercial Banking
•
48 commercial bankers
•
19 business bankers
•
Privately held companies with sales up to $150
million
•
Regional team based approach to credit delivery
•
Dedicated small business (B2B) delivery channel
Retail Banking
•
Competitive, relationship driven
•
Robust suite of deposit and loan products
•
Over 120,000 households
•
63 branches; average size of $71.2 million
•
Technology driven with over 87,000 online banking
and over 36,000 mobile banking customers
S&T-Evergreen Insurance
•
Full service agency
–
Commercial
P&C
(75%)
–
Group life and health (13%)
–
Personal lines (12%)
•
Annual revenue of $5.2 million
•
Focus on increasing penetration of S&T
customer base
Wealth Management
•
$2.0 billion AUM
•
3 divisions
–
S&T
Trust
–
S&T
Financial
Services
–
RIA/Stewart Capital
•
Annual revenue of $11.3 million
•
Stewart Capital Mid-Cap Fund (SCMFX) with $103
million in assets
•
4-Star
Morningstar
rating,
5
year
&
since
inception

The Right Size
•
Big enough to:
–
Provide full complement of products and services
–
Access technology
–
Access capital markets
–
Attract talent
–
Expand
–
mergers
and
acquisitions/de
novo
•
Small enough to:
–
Stay close to our customers
–
Understand our markets
–
Be responsive

Income Statement Dollars in thousands, except per share data 24

Balance Sheet Dollars in thousands 25

Loan Portfolio Dollars in thousands 26

Asset Quality 27 Dollars in thousands

Capital ** Refer to appendix for reconciliation of Non-GAAP financial measures 28

APPENDIX – Non-GAAP Measures 29

APPENDIX – Non-GAAP Measures 30

Second Quarter 2015